UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2018

THE COOPER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588

(Address of principal executive offices, including Zip Code)

(925) 460-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 9, 2018, Albert G. White, III has been named by the Board of Directors (the “Board”) of The Cooper Companies, Inc. (the “Company”) as the President and Chief Executive Officer (“CEO”) of the Company, effective May 1, 2018. In connection with Mr. White’s appointment as President and CEO of the Company, he was also elected to the Board, effective May 1, 2018. Effective May 1, 2018, the Board set his annual base salary at $800,000 plus an annual bonus targeted at 100% of his annual base salary. Effective May 1, 2018, Mr. White was also awarded a one-time grant of options to purchase 34,479 shares of our common stock with an exercise price of $230.09 per share, equal to the closing market price of the common stock on the date of grant. The options will vest in equal installments on the third, fourth and fifth anniversaries of the date of grant, in each case assuming Mr. White’s continued service with the Company.

As previously disclosed in a Current Report on Form 8-K filed with the SEC on April 23, 2018, Brian Andrews has been promoted to Senior Vice President, Chief Financial Officer and Treasurer of the Company, effective May 1, 2018. In connection with Mr. Andrews’ promotion, the Board set his annual base salary at $360,000 plus an annual bonus targeted at 45% of his annual base salary. Effective May 1, 2018, Mr. Andrews was also awarded a one-time grant of options to purchase 4,310 shares of our common stock with an exercise price of $230.09 per share, equal to the closing market price of the common stock on the date of grant. The options will vest in equal installments on the third, fourth and fifth anniversaries of the date of grant, in each case assuming Mr. Andrews’ continued service with the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.

	By:	/s/ Randal L. Golden
Randal L. Golden
Vice President, General Counsel and Secretary
Dated: May 2, 2018